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                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission only
        (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              HEARTLAND GROUP, INC.
               --------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     NO FEE REQUIRED.
[ ]     FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

        1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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        2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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        3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
           COMPUTED PURSUANT TO EXCHANGE RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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        4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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        5) TOTAL FEE PAID:

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[  ]    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[  ]    CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
        ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

        1) AMOUNT PREVIOUSLY PAID:

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        2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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        3) FILING PARTY:

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        4) DATE FILED:

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                          [HEARTLAND FUNDS LETTERHEAD]

               **URGENT REMINDER: PLEASE VOTE YOUR SHARES TODAY**



                                                        April 22, 1999


Dear Shareholder:

         Your Heartland Fund Special Meeting of Shareholders scheduled for April 28, 1999, is only one week away and we still have not received your vote.

         We need your participation in this important vote.

         Please take a moment to utilize one of the following voting options today:

                  1. Vote by Telephone: Use touch-tone voting by calling 1-800-690-6903. Have the 12-digit control number found on your ballot ready when prompted.

                  2. Vote by Internet: Go to www.proxyvote.com, enter the 12-digit control number on your voting card and follow the instructions on the site.

                  3. Vote by Overnight Mail: Sign and date your card. Follow the instructions on the enclosed UPS return envelope for pickup of your package by the UPS service.

         FOR THE REASONS SET FORTH IN THE PROXY STATEMENT DATED MARCH 5, 1999, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FUND.

         If you have any questions regarding the proxy, please call the Fund at 1-800-432-7856 or (414) 289-7000 or the Fund's proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-207-3156.

                                                      Sincerely,


                                                      William J. Nasgovitz
                                                      President

                    YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY SOLICITATION COSTS TO YOUR FUND.